American Funds College Target Date Series® Prospectus Supplement December 1, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1.	The section captioned “SMALLCAP World Fund” under the heading “Underlying funds – Growth funds” in the “Information regarding the underlying funds” section of the prospectus is amended in its entirety to read as follows:

SMALLCAP World Fund The fund’s investment objective is to provide you with long-term growth of capital.

Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $6.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

2.	The following paragraph is added before the paragraph captioned “Purchase of Class 529-F-1 shares” in the “Purchase, exchange and sale of shares” section of the prospectus:

Automatic conversion of Class 529-C shares Class 529-C shares automatically convert to Class 529-A shares in the month of the 10-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class 529-C shares to Class 529-A shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-264-1217O Printed in USA CGD/AFD/10039-S64186

American Funds College Target Date Series® Statement of Additional Information Supplement December 1, 2017 (for statement of additional information dated April 7, 2017, as supplemented to date)

1. The paragraph captioned “Investing in smaller capitalization stocks” under the heading “The underlying funds” in the “Description of certain securities, investment techniques and risks” section of the statement of additional information is amended in its entirety to read as follows:

Investing in smaller capitalization stocks — An underlying fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

2. The following paragraph is added before the paragraph captioned “Frequent trading of fund shares” in the “Purchase and exchange of shares” section of the statement of additional information:

Conversion — Class 529-C shares of the fund automatically convert to Class 529-A shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class 529-C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-267-1217O CGD/10149-S64189